                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): May 3, 2002


                       Allegheny Technologies Incorporated
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       1-12001                 25-1792394
 ----------------------------          -----------           -------------------
 (State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


             1000 Six PPG Place, Pittsburgh, Pennsylvania 15222-5479
        ------------------------------------------------------ ----------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (412) 394-2800

Item 5.     Other Events.

The following price and volume information for the Company's Flat-Rolled Products segment is filed as part of this Current Report on Form 8-K.

                                                               Quarter Ended
                                          ----------------------------------------------------------
2001                                      March 31         June 30      September 30     December 31        Year
-------------------------------------------------------------------------------------------------------------------
Volume (finished tons):
  Commodity                                 89,764          91,134          97,711          89,285         367,894
  High Value                                34,212          33,791          32,249          29,920         130,172
                                          --------        --------        --------        --------        --------
  Total                                    123,976         124,925         129,960         119,205         498,066
                                          ========        ========        ========        ========        ========

Average prices (per finished ton):
  Commodity                               $  1,626        $  1,517        $  1,531        $  1,436        $  1,527
  High Value                                 3,930           3,942           4,030           3,921           3,956
  Total                                      2,261           2,171           2,151           2,060           2,162



                                                               Quarter Ended
                                          ----------------------------------------------------------
2000                                      March 31         June 30      September 30     December 31        Year
-------------------------------------------------------------------------------------------------------------------
Volume (finished tons):
  Commodity                                121,443         121,744         111,636         106,117         460,940
  High Value                                38,124          38,357          37,306          33,874         147,661
                                          --------        --------        --------        --------        --------
  Total                                    159,567         160,101         148,942         139,991         608,601
                                          ========        ========        ========        ========        ========

Average prices (per finished ton):
  Commodity                               $  1,792        $  1,893        $  1,816        $  1,763        $  1,819
  High Value                                 3,996           3,984           4,069           4,056           4,025
  Total                                      2,318           2,395           2,380           2,318           2,365


                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ALLEGHENY TECHNOLOGIES INCORPORATED



                                         By:  /s/ Richard J. Harshman
                                             ----------------------------------
                                             Richard J. Harshman
                                             Senior Vice President, Finance and
                                             Chief Financial Officer


Dated:  May 3, 2002